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                                    EXHIBIT
                                 ITEM 23(J)(2)



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We consent to the reference to our firm in the Registration Statement, (Form N-1A), and related Statement of Additional Information of Davis New York Venture Fund, Inc. and to the inclusion of our report dated August 21, 1997 to the Shareholders and Board of Directors of Davis New York Venture Fund, Inc.

                                                     /s/ Tait, Weller & Baker
                                                     -------------------------
                                                         Tait, Weller & Baker

Philadelphia, Pennsylvania
September 28, 1998